UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 11, 2020
Date of Report (date of earliest event reported)
 _________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange	, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Salesforce.com, inc. (the “Company”) held its 2020 Annual Meeting of Stockholders on June 11, 2020 (the “Meeting”). The proposals considered at the Meeting are described in the Company’s 2020 Proxy Statement filed with the Securities and Exchange Commission on May 1, 2020, as amended on June 1, 2020 (together, the "Proxy Statement"), and the final voting results are set forth below:

1.Election of directors:

	For	Against	Abstain	Broker Non-Votes
Marc Benioff	673,434,858	26,983,093	7,438,953	81,876,989
Craig Conway	681,140,657	22,991,698	3,724,549	81,876,989
Parker Harris	693,324,819	10,879,305	3,652,780	81,876,989
Alan Hassenfeld	674,183,712	29,910,602	3,762,590	81,876,989
Neelie Kroes	699,066,851	5,051,385	3,738,668	81,876,989
General Colin Powell	699,482,213	4,741,706	3,632,985	81,876,989
Sanford Robertson	662,156,113	38,135,963	7,564,828	81,876,989
John V. Roos	696,362,000	7,260,212	4,234,692	81,876,989
Robin Washington	694,845,718	9,270,691	3,740,495	81,876,989
Maynard Webb	674,350,495	29,752,795	3,753,614	81,876,989
Susan Wojcicki	703,818,415	334,883	3,703,606	81,876,989

2.  Amendment and restatement of the Company's 2013 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
648,700,813	55,263,621	3,892,470	81,876,989
2.  Amendment and restatement of the Company's 2004 Employer Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
696,287,907	7,861,828	3,707,169	81,876,989
4.  Ratification of Ernst & Young LLP as the Company’s independent auditor for fiscal 2021:

For	Against	Abstain	Broker Non-Votes
723,603,654	62,464,749	3,665,490	0
5.  Advisory approval of the fiscal 2020 compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
657,423,255	46,443,266	3,990,383	81,876,989
6.  Stockholder proposal requesting the ability of stockholders to act by written consent:

For	Against	Abstain	Broker Non-Votes
196,167,012	506,847,009	4,842,883	81,876,989

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported above, at the Meeting, the Company’s stockholders approved amendments to the Company’s 2013 Equity Incentive Plan (the “Amended Plan”) to increase the number of shares authorized for grant by 31.5 million and amendments to the Company’s 2004 Employee Stock Purchase Plan (the “Amended ESPP”) to increase the number of shares authorized for employee purchase by 10 million. The Amended Plan and the Amended ESPP are each described in more detail in the Proxy Statement.
The foregoing description and the summaries contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Amended Plan and the Amended ESPP, which are incorporated by reference as Exhibits 10.1 and 10.2.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

			Incorporated by Reference
Exhibit No.	Description	Provided Herewith	Form	SEC File	Exhibit	Filing Date
10.1	Amended and Restated 2013 Equity Incentive Plan		S-8	333-239105	4.3	June 12, 2020

10.2	Amended and Restated 2004 Employee Stock Purchase Plan		S-8	333-239105	4.4	June 12, 2020

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document	X

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 12, 2020	salesforce.com, inc.

/s/ Amy Weaver
Amy Weaver President and Chief Legal Officer